UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 6, 2011

ENTEROLOGICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-54347	80-0504940
(Commission File Number)	(IRS Employer Identification No.)

1264 University Avenue West, Suite 404
St. Paul, Minnesota 55104
(Address of Principal Executive Offices, Zip Code)

(516) 303-8181
(Registrant's Telephone Number, Including Area Code)

___________________________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Enterologics, Inc. (the Company”) with the Securities and Exchange Commission on September 7, 2011 (the “Original Form 8-K”) to report the completion of the acquisition by the Company of BioBalance Corp., a Delaware corporation (“BioBalance”), from New York Health Care, Inc., a New York corporation. At that time, the Company stated in the Original 8-K that it intended to file the required financial statements and pro forma financial information. By this Amendment No. 1 to the Original Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information. No other changes have been made to the Original Form 8-K.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of Businesses Acquired.

(1)	The audited consolidated financial statements of BioBalance for the years ended December 31, 2010 and 2009 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.
(2)	The unaudited interim consolidated financial statements of BioBalance for the nine months ended September 30, 2011 and 2010 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)  Pro forma financial information.

The unaudited pro forma combined financial statements of the Company including a combined balance sheet as of September 30, 2011 and combined statements of operations for the nine months ended September 30, 2011 are filed as Exhibit 99.3 to this Form 8-K/A

(d) Exhibits

99.1	Audited consolidated financial statements of BioBalance Corp. as of and for the years ended December 31, 2010 and 2009.
99.2	Unaudited consolidated financial statements of BioBalance Corp. as of and for the nine months ended September 30, 2011 and 2010.
99.3
Unaudited pro forma pro forma combined financial statements of the Company, including a combined balance sheet as of September 30, 2011 and combined statements of operations for the nine months ended September 30, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROLOGICS, INC.

Date: March 16, 2012	By:	/s/ Robert Hoerr
	Name:	Robert Hoerr
	Title:	President

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